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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 19, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19557                  36-3777824
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                            -------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS.

         A copy of a press release issued by Salton, Inc. announcing the extension of the expiration date of Salton's previously announced private debt exchange offer until midnight, New York City time, on Monday, August 22, 2005 is attached hereto as Exhibit 99.1.

         None of the securities proposed to be issued in connection with the exchange offer have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell or the solicitation of offers to buy any securities or constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             99.1   Press release dated August 19, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2005

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director



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                                  EXHIBIT INDEX





     EXHIBIT
       NO.                      DESCRIPTION
       ---                      -----------

       99.1         Press release dated August 19, 2005